                                                                   EXHIBIT 10.7

MASTER LEASE SCHEDULE #                           SCHEDULE DATE: APRIL 25, 1997
                       --------------------

                                  to

Master Lease Agreement No. 72966 ("Lease") dated AUGUST 8, 1996 by and between American Equipment Leasing, a division of AEL Leasing Co., Inc. ("Lessor"), and undersigned ("Lessee").

ORIGINAL RENTAL TERM:

Total Term: 60 Mos; Total No. of Pmts: 60; Monthly Rental Pmt: $23,878.47 (including tax, if applicable)

Commencement Date:                    Skip payment months:  N/A
                  ----------------                        --------------------

Initial Payment: $67,554.73           Date Received:
                ------------------                  --------------------------

Representing: FIRST & LAST MONTHLY RENTAL PAYMENTS, MARCH & APRIL DEFERRAL SERVICE CHARGES, LATE CHARGES

Supplier: SEE ATTACHED EQUIPMENT SCHEDULE

Security Deposit:  $ NA             Date Received: NA
                 -----------------                ----------------------------

Documentation Fee: $1,000.00        Date Received: AUGUST 23, 1996
                 -----------------                ----------------------------

Commitment Fee:    $ NA             Date Received: NA
                 -----------------                ----------------------------

Purchase Option: TITLE PASSES TO LESSEE UPON SATISFACTION OF ALL PAYMENTS DUE
                 UNDER THE LEASE

Exercisable only after payment of all monthly rentals due and to become due, taxes, late charges, and other terms due hereunder and under the lease.

LEASE EQUIPMENT ("Equipment"): See Attached Exhibit

All of the Equipment identified herein was received by us, has been installed, and is in every way acceptable to us. We agree to enforce in our own name all warranties, agreements, or representations, if any, which may be made by Supplier to us. We agree that Lessor makes no express warranties as to any matter whatsoever, including, without limitation, the condition of the Equipment, its merchantability, and/or fitness for any particular purpose. We agree that the Lease relating to this Schedule may not be canceled. No defect in or unfitness of the Equipment shall release us from the obligation to make rental payments under the Lease or from any other obligations under the Lease or this Schedule.

Upon Lessor's written acceptance of this Schedule, the same shall be made a part of, and incorporated into the above-referenced Lease, and shall replace and supersede in all respects Master Lease Letter Agreement dated AUGUST 8, 1996, from Lessee to Lessor. THIS SCHEDULE IS SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH IN LEASE. ALL REFERENCES TO ANY MASTER LEASE LETTER AGREEMENT AND/OR SCHEDULE CONTAINED IN THE LEASE SHALL BE DEEMED TO REFER TO THIS SCHEDULE.

LESSOR                                  LESSEE

Accepted at Reading, Pennsylvania,      UNIVERSITY OF FLORIDA TISSUE BANK, INC.
this     day of               , 19      ---------------------------------------
    ----       ---------------    --    Name

                                        1 PROGRESS BLVD BOX 31
                                        ---------------------------------------
                                        Address

AMERICAN EQUIPMENT LEASING              ALACHUA        FL      32615
                                        ---------------------------------------
                                        City           State   Zip

By:                                     By: /s/ Jamie M. Grooms   President/CEO
   ---------------------------------       ------------------------------------
                                           Jamie M. Grooms        Title

                                        Date:  April 28, 1997
                                             ----------------------------------



                           AMERICAN EQUIPMENT LEASING
                       A Division of AEL Leasing Co., Inc.
                               Courier Address
                              6 Commerce Drive
                             Shillington, PA 19607

                               Mailing Address
                                P.O. Box 13428
                             Reading, PA 19612-3428

                                 (610) 775-3134

                           PLEDGE AGREEMENT - LEASE

In order to induce AEL Leasing Co., Inc. ("AEL"), P. O. Box 13428, Reading, Pennsylvania 19612-3428, to make a lease with UNIVERSITY OF FLORIDA TISSUE BANK, INC. ("Lessee"), a Florida corporation with its principal place of
business at 1 PROGRESS BLVD., BOX 31, ALACHUA, FL 32615     , hereby agrees
as follows:
1. DEFINITIONS.
When used herein, the terms set forth below shall be defined as follows:
(a) "Obligations" means all indebtedness, obligations and liabilities of the Lessee to AEL of every kind and description, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising from a Master Lease Agreement ID#72966, and Master Lease Letter Agreement executed in connection therewith, both being dated August 8, 1997, and any Master Lease Schedules executed in connection with the Master Lease Agreement. The Master Lease Agreement, Master Lease Letter Agreement and any Schedule arising therefrom being collectively referred to as the "Lease Documents." The terms of the Lease Documents are incorporated herein.
(b) "Collateral" means CD#01-0412731-1 with European American Bank, Uniondale, NY ("Bank") in the amount of $390,000.00.
(c) "Event of Default" means a default with respect to payment or performance of the Obligations; or an "Event of Default" or "Default" as defined in the Lease Documents, or a default with respect to any warranty or covenant hereunder.
2. PLEDGE OF COLLATERAL.
To secure the payment and performance of the Obligations, the Lessee hereby pledges, assigns and transfers to AEL, and grants to AEL, a continuing paramount security interest in and to all of the Collateral which Collateral shall be free and clear of all liens and encumbrances, excepting in favor of AEL.
3. REPRESENTATIONS AND WARRANTIES.
The Lessee agrees to reimburse AEL, on demand, for any amounts paid or advanced by AEL as the transferee or holder of the Collateral. AEL shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by the applicable statute and use its best efforts to take such actions as the Lessee may reasonably request in writing but the failure to do any such act shall not be deemed a failure to exercise reasonable care. The Lessee shall execute such financing statements in favor of AEL as AEL shall reasonably request. Lessee warrants that the Collateral has not been otherwise pledged, assigned, encumbered, hypothecated, or been made subject to a Security Interest.
4. GENERAL COVENANTS.
AEL shall be under no duty to: (i) collect or protect the Collateral or any proceeds thereof or give any notice with respect thereto except as expressly provided herein; (ii) preserve the rights of Lessee with respect to the Collateral against prior parties; (iii) sell or otherwise realize upon the Collateral; or (iv) seek payment from any particular source. Without limiting the generality of the foregoing, AEL shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any of the Collateral. The Lessee agrees to reimburse AEL, on demand, for any amounts paid or advanced by AEL for the purpose of preserving the Collateral or any part thereof and/or any liabilities or expenses incurred by AEL as the transferee or holder of the Collateral. AEL shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by applicable statute and use its best efforts to take such action as the Lessee may reasonably request in writing, provided that the failure to do any such act shall not be deemed a failure to exercise reasonable care. Lessee shall not otherwise pledge, assign, encumber, hypothecate, or subject the Collateral to a security interest.
5. RIGHTS AND REMEDIES.
If an Event of Default shall occur, then or at any time thereafter, AEL may declare all Obligations to be due and payable regardless of their terms, for the purposes of this Agreement, without notice, protest, presentment or demand, all of which are hereby expressly waived by the Lessee. At, or after, such time AEL shall have, in addition to any other rights and remedies contained in the Lease, and any other agreements, guarantees, notes, instruments, and documents heretofore, now or at any time or times hereafter executed by the Lessee, and delivered to AEL, all of the rights and remedies of a pledgee, under law, including without limitation, all of the rights and remedies of a secured party under the Uniform Commercial Code in force in the Commonwealth of Pennsylvania as of the date hereof, all of which rights and remedies shall be cumulative, and non-exclusive, to the extent permitted by law, including the right to present the Certificate of Deposit to Bank for immediate payment with proceeds to be applied to any indebtedness now or hereafter due by Lessee to AEL. AEL shall not be responsible for any penalties incurred by early presentment of the said Collateral, to the extent provided thereby.
6. GENERAL.
(a) No delay on the part of AEL in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand of Lessee shall be deemed to be a waiver of any obligations of Lessee or of the right of AEL to take other or further action without notice or demand as provided herein. In any event, no modification or waiver of the provisions hereof shall be effective unless in writing and signed by AEL nor shall any waiver be applicable except in the specific instance or matter for which given.

(b) This Agreement is and shall be deemed to be a contract entered into and made pursuant to the laws of the Commonwealth of Pennsylvania and shall in all respects be governed, construed, and applied and enforced in accordance with the laws of said state.

7.  EARLY RELEASE OF PLEDGED COLLATERAL.

This agreement shall be in effect until all Obligations under the Lease Documents are satisfied, PROVIDED HOWEVER, upon written request of the Lessee, on the annual anniversary dates of the commencement of payment of the monthly installments under the Rental Schedule to be executed in connection with the Lease Documents, AEL will review the financial statements of the Lessee prepared within the preceding 60 days (and certification of the CFO of Lessee to the effect that no material adverse change has occurred in the financial condition of Lessee since the preparation of those statements). AEL shall release of the Pledged Collateral, if as of the date of such review of such financial statements, the following conditions are satisfied:

     1. All payments due under the Lease Documents (including but not limited to payment of rentals, taxes and other sums due) have been made by Lessee in a timely manner since the date of commencement of the Lease up to the date of such review;

     2. No event of default (and no event that with notice or lapse of time or both would become an event of default) exists under the terms of the Lease Documents as of the date of such review or shall have otherwise occurred.

     3. The following minimum economic levels shall exist as of the date of such review:

          a. Tangible net worth exceeds $2,000,000.00 ("Tangible net worth" meaning the excess of total assets over total liabilities, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted to AEL, excluding, however, from the determination of total assets all assets which would be classified as intangible assets under generally accepted accounting principles, including, without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights and franchises);

          b. Debt/Equity ratio is 1:1 or better (to be determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements previously submitted to AEL);

          c. The Lessee shall have experienced positive cash flow of 1.25:1 over the past twelve month period;

          d. Lessee shall not in violation of any term or condition under any lending agreement between Lessee and any financial institution, and no default shall otherwise exist under any material agreement to which Lessee is a party obligor (the President and the CFO of Lessee each to certify same to AEL, and AEL being entitled to engage in reasonable due diligence to verify such conditions);

          e. AEL shall have received audited financial statements prepared for the prior two years of Lessee's fiscal year.

AEL Leasing Co., Inc.                    University of Florida Tissue Bank

By                                          By  /s/ Jamie M. Grooms
   -----------------------                      ---------------------------
   Signature                                    Signature

   -----------------------                      ---------------------------
   Title                                        Title

   -----------------------                      ---------------------------
   Date                                         Date

EUROPEAN AMERICAN BANK acknowledges the terms of the within Pledge Agreement, that AEL, as the Pledgee as defined in the Agreement, that it shall deliver payment only to AEL unless directed otherwise in writing by AEL, and that the lien of AEL is prior in lien to any lien the Bank has in the subject Collateral and that Bank shall not exercise any offset in the Collateral regarding any claims it may have against the Lessee.


By:  -------------------------------------
     Signature                   Title

                        MASTER LEASE LETTER AGREEMENT

TO:  American Equipment Leasing                        DATE:  August 8, 1996
     A Division of AEL Leasing Co., Inc.

RE:  Master Lease Agreement No.  72966   ("Lease"), dated  AUGUST 8, 1996
                                -------                   ----------------

Gentlemen:

Please accept this Letter Agreement as our request that you, as Lessor, lease to us, as Lessee, pursuant to Lease:

EQUIPMENT:  VARIOUS            ;  LEASE AVAILABILITY:  $1,000,000.00
           --------------------                       ------------------

"Lease Availability" shall mean the aggregate amount of funds Lessor is willing to expend for Equipment to be Leased to Lessee, pursuant to this letter. Lessor reserves the right to suspend and/or limit lease availability in it's solo and absolute discretion upon determining any material adverse change in the financial condition of Lessee or any guarantor of Lessee's obligations to Lessor.


Original            No. of                                    Initial          Mo. Rental Pmt.
Lease Term          Rental      Purchase                      Payment          Per $1,000,000.00
in Months          Payments      Option                       Required         Equipment Cost
-----------        --------     ---------                     --------         -----------------
   60                 60        NONE/PASS OWNERSHIP UPON      FIRST & LAST         $20,756.00
                                COMPLETION


ESTIMATED DOCUMENTATION FEE DUE:  $1,000.00
                                 -----------------

At the time of this offer the prime rate of interest as announced by European American Bank is 8.25%. If during the course of this letter agreement the prime rate as announced by European American Bank increases, the lease pricing contained herein will be adjusted by the proportionate increase.

Above terms and conditions are subject to an expiration date of
FEBRUARY 8, 1997         .
-------------------------

Lessee agrees that upon Lessor's acceptance of this Letter Agreement, it shall be deemed a part of, and be incorporated into the Lease, until replaced and superseded by a Master Lease Schedule (as defined in Lease). Lessee further agrees that the rental term and conditions set forth herein may be modified in any subsequent Master Lease Schedule, which will finalize certain terms and conditions of the Lease of the Equipment from Lessor, and confirm Lessee's receipt and acceptance of the same. Lessee further agrees that immediately upon receipt of the Master Lease Schedule, Lessee will execute and return it to Lessor.

During each month prior to that in which the lease payments specified herein shall commence, Lessee agrees to pay Lessor a monthly Deferral Service Charge equal to 1.00% of the funds for Equipment disbursed by Lessor for the benefit of Lessee on or before the due date of such Charges.

This shall confirm that Lessor has established a discretionary line of Leasing Availability to Lessee in the amount set forth above. Lessee further understands that subject to definite agreements being reached on ancillary documentation, instruments, certificates, opinions, guarantees and assurances necessary or desirable in the form and substance satisfactory to Lessor, and further subject to the fact that there be no material adverse change or prospects in the financial and business condition of Lessee or any guarantor of Lessee's obligations to Lessor, from the date of this letter, as expressed in the financial statements of Lessee and/or any guarantor furnished to Lessor, all as determined by Lessor.

Lessee's Leasing Availability with Lessor shall be subject to the terms and conditions contained in this Letter. This letter supersedes any and all prior written or oral understandings between Lessee and Lessor; provided however that all written and oral representations made by Lessee to Lessor with respect to the financial status of Lessee and/or any guarantor, or any other provision hereof shall survive the issuance of this letter.

Lessee hereby authorizes AEL Leasing Co., Inc. to sign and execute on its behalf, any and all necessary UCC forms regarding the interest of AEL Leasing Co., Inc. in its equipment.

THIS LETTER AGREEMENT IS SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH IN LEASE.

LESSOR                                 LESSEE
------                                 ------
Accepted at Reading, Pennsylvania,     UNIVERSITY OF FLORIDA TISSUE BANK, INC.
this _____ day of ______ of 19__       ---------------------------------------
                                       Name

                                       1 PROGRESS BLVD BOX 31
                                       ---------------------------------------
                                       Address

                                       ALACHUA            FL          32615
                                       ---------------------------------------
                                       City               State       Zip

By:                                    By: /s/ Jamie M. Grooms
------------------------------------   ---------------------------------------
                                                                     Title

                             AMERICAN EQUIPMENT LEASING
Courier Address          A Division of AEL Leasing Co., Inc.     Mailing Address
6 Commerce Drive                  (610) 775-3134                 PO Box 13428
Shillington, PA 19607                                            Reading, PA 19612-3428

[AEL LOGO]                                                  Master Lease
                                                            Agreement #72966
                             MASTER LEASE AGREEMENT

This Lease Agreement ("Lease") dated this 8 day of August, 1996, by and between American Equipment Leasing, a division of AEL Leasing Co., Inc.

("Lessor"), a Pennsylvania corporation whose address is P.O. Box 13428,

Reading, Pennsylvania 19612-3428, and UNIVERSITY OF FLORIDA TISSUE BANK, INC.

("Lessee"), a Corporation, having its chief executive offices located at 1

PROGRESS BLVD BOX 31 ALACHUA, FL 32615

                                   WITNESSETH:

WHEREAS, Lessee desires to lease from Lessor the personal property described in each written Schedule and/or Master Lease Letter Agreement delivered to Lessor now and from time to time hereafter for acceptance or rejection.
     NOW THEREFORE, in consideration of the mutual promises and agreements set forth herein, Lessor and Lessee agree as follows:
1. LEASE. Lessor shall lease to Lessee and Lessee shall lease from Lessor those items of Equipment described in each Schedule and/or Master Lease Letter Agreement now and from time to time hereafter delivered to and accepted by Lessee (hereinafter sometimes individually and sometimes collectively referred to as "Equipment"). THIS LEASE AND EACH SCHEDULE AND/OR MASTER LEASE LETTER AGREEMENT AND ANY SCHEDULE EXECUTED IN CONNECTION THEREWITH AS ACCEPTED BY LESSOR MAY NOT BE CANCELLED BY LESSEE FOR ANY REASON DURING THE TERM INDICATED HEREIN AND THEREIN.
2. ORIGINAL TERM. Lessor leases the Equipment to Lessee for the rental term ("Original Term") specified in each Schedule and/or Master Lease Letter Agreement upon the terms and conditions specified herein by this reference hereto.
3. RENEWAL. Should Lessee fail to return Equipment in accordance with paragraph 18 hereof, at Lessor's exclusive option this Lease may be continued on a month to month basis as to those Equipment until thirty (30) days after Lessee returns such Equipment to Lessor. In the event this lease is continued on a month to month basis, Lessee shall pay Lessor rental as to those Equipment in the same periodic amounts as indicated in the "Monthly Rental Payment" field set forth on the particular Schedule and/or Master Lease Letter Agreement of which those Equipment were subject.
4. RENT: SECURITY DEPOSIT. (a) The aggregate rent for any Equipment during the Original Term is the amount specified therefor in each Schedule and/or Master Lease Letter Agreement and is payable by Lessee to Lessor in the number and amount of payments specified therein. Notwithstanding the time of delivery or acceptance of the Equipment by Lessee, the first payment of rent therefor will be due and payable by Lessee to Lessor as indicated in the "Commencement Date" field on the Schedule and/or Master Lease Letter Agreement; all subsequent payments of rent during the Original Term will be due and payable by Lessee to Lessor in such monthly payments due on the same day of each month thereafter (or other calendar period indicated) in each Schedule and/or Master Lease Letter Agreement, until the aggregate rent due thereunder is paid in full, (b) Upon receipt of written notice from Lessor, Lessee agrees to make all rental payments (both original and renewal) in cash or by certified or cashiers' check. All rental payments (both original and renewal) shall be made by Lessee to Lessor at the office of Lessor at Flying Hills Corporate Center, 6 Commerce Drive, P.O. Box 13428, Reading, PA 19612-3428, or at such other place or places as Lessor may designate in writing to Lessee, (c) Lessee will, concurrently with its execution and delivery of each Schedule and/or Master Lease Letter Agreement, if required by Lessor, deposit with Lessor, as a security deposit, the amount specified therefor on the Schedule and/or Master Lease Letter Agreement. To secure the payment of "Lessee's Obligations" (hereinafter defined), Lessee hereby grants Lessor a security interest in said security deposit, and at the end of the Original Term, if any, provided there is then no existing Event of Default and Lessee has performed all of the terms and conditions of this Lease and the Schedule and/or Master Lease Letter Agreement to be performed by Lessee. Lessor shall return the security deposit to Lessee, (d) Subject to paragraph 27 hereof, Lessee's obligation to pay rent is for the full Original Term, is unconditional and is payable without notice or demand and without any abatement, deduction or set-off of any nature. Lessee shall have no right to any interest from any security deposit, and waives any claim to any such interest or profits from such security deposit.
5. LESSEE'S OBLIGATIONS. "Lessee's Obligations" shall mean all liabilities and obligations now or at any time or times hereafter owing, arising, due and/or payable by Lessee to Lessor under this Lease and each Schedule and/or Master Lease Letter Agreement (including all Options set forth therein), howsoever evidenced, and whether direct, contingent, fixed or otherwise. If any payment of rent or other portion of Lessee's Obligations is not paid when due, Lessee shall pay Lessor (i) a service charge equal to the greater of 5% of such unpaid portion of Lessee's Obligations or $2.50, plus (ii) interest which shall accrue on such unpaid portion of Lessee's Obligations at the maximum rate permitted by law per annum from the due date until paid. It is agreed that in no event and under no circumstances shall any amount paid by the Lessee to Lessor exceed the highest lawful rate permissible, under applicable Law. If in any circumstances whatsoever, it is determined that performance under this Lease shall result in a payment of interest in excess of that allowed by applicable law, then such excess interest collected shall not be applied to the payment of interest and interest shall be at the highest rate allowed by law. Such service charges and interest shall become a part of Lessee's Obligations, payable by Lessee to Lessor upon demand.
6. LESSEE'S OBLIGATIONS FOR EQUIPMENT ORDERED. Pursuant to the terms of this Lease, Lessee, from time to time, will make oral and written requests that Lessor obtain Equipment and lease the same to Lessee pursuant to the terms hereof and all Schedule and/or Master Lease Letter Agreements from time to time executed and delivered by Lessee in favor of Lessor. Lessee hereby acknowledges and agrees that all Equipment so ordered by Lessor at the request of Lessor, whether pursuant to any Schedule and/or Master Lease Letter Agreement, other written request or any oral request, shall be deemed to be

Equipment leased to Lessee pursuant to this Lease from the date of such request, and all obligations and liabilities incurred by Lessor in connection with all Equipment so ordered, shall be part of Lessee's Obligations hereunder, payable by Lessee to Lessor in full. Upon Lessee's acceptance of the Equipment so ordered, that portion of Lessee's Obligations relating thereto shall be payable by Lessee to Lessor in accordance with the terms, conditions and provisions of this Lease and the Schedule and/or Master Lease Letter Agreement covering such Equipment. Lessee further agrees that it will reimburse Lessor immediately upon Lessor's demand therefor for that portion of Lessee's Obligations relating to such Equipment, in the event that, for any reason whatsoever, Lessor does not accept such Equipment. Moreover, Lessee agrees to indemnify Lessor and hold Lessor harmless from any and all claims by any person or entity whatsoever arising out of Lessee's failure or refusal to accept any such Equipment.
7.  LESSEE'S OBLIGATIONS FOR ADVANCES. Lessee hereby acknowledges that
Lessor, from time to time hereafter, may make advances (the "Advances") to or for the benefit of Lessee. Lessee hereby agrees that all such Advances made by Lessor shall be part of Lessee's Obligations hereunder, payable by Lessee to Lessor in full, upon such terms and conditions, and at such times, as Lessor may from time to time specify. To compensate Lessor for the Advances so made, Lessee agrees to pay Lessor a monthly Lease Deferral Service Charge, as specified by Lessor in any Schedule and/or Master Lease Letter Agreement executed and delivered by Lessee in favor of Lessor, or otherwise.
8. SELECTION OF EQUIPMENT, LESSEE IS SOLELY RESPONSIBLE FOR THE SELECTION OF BOTH (I) THE EQUIPMENT, AND (II) THE SUPPLIER FROM WHOM LESSOR IS TO PURCHASE THE EQUIPMENT, AS SPECIFIED IN EACH SCHEDULE AND/OR MASTER LEASE LETTER AGREEMENT. LESSEE WARRANTS THAT LESSEE HAS NEGOTIATED OR WILL NEGOTIATE DIRECTLY WITH THE SUPPLIER WITH REFERENCE TO THE EQUIPMENT. LESSEE HEREBY ACKNOWLEDGES THAT LESSOR HAS NOT PARTICIPATED AND WILL NOT PARTICIPATE IN
SAID NEGOTIATIONS AND HAS AND WILL HAVE NO KNOWLEDGE OF THE QUALITY AND FITNESS OF THE EQUIPMENT. LESSOR AGREES TO ORDER EQUIPMENT SPECIFIED IN EACH PURCHASE ORDER FROM THE SPECIFIED SUPPLIER, BUT LESSOR SHALL HAVE NO RESPONSIBILITY FOR DELAY OR FAILURE TO FILL SUCH SCHEDULE AND/OR MASTER LEASE LETTER AGREEMENT. LESSEE HEREBY AUTHORIZED LESSOR TO INSERT IN EACH SCHEDULE AND/OR MASTER LEASE LETTER AGREEMENT AND/OR DOCUMENTS AND FORMS, THE SERIAL NUMBERS, AND OTHER IDENTIFICATION DATA, OF THE EQUIPMENT WHEN DETERMINED BY LESSOR.
9. NO WARRANTIES BY LESSOR. LESSOR MAKES NO WARRANTY, GUARANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO ANY EQUIPMENT DESCRIBED
ON ANY SCHEDULE AND/OR MASTER LEASE LETTER AGREEMENT, INCLUDING, BUT NOT LIMITED TO: MERCHANTABILITY, FITNESS, CONDITION, DESIGN FOR A PARTICULAR PURPOSE, QUALITY OR CAPACITY OF THE EQUIPMENT, WORKMANSHIP, COMPLIANCE WITH THE REQUIREMENTS OF ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING TO
THE EQUIPMENT OR COPY-RIGHT INFRINGEMENT, TRADE SECRET INFRINGEMENT, PATENT INFRINGEMENT OR PATENT DEFECTS, LESSEE ACKNOWLEDGES THAT THE EQUIPMENT
SUBJECT TO THIS LEASE AND EACH SCHEDULE AND/OR MASTER LEASE LETTER AGREEMENT ARE, AND WILL BE, "AS IS". LESSOR IS NOT, AND WILL NOT, BE RESPONSIBLE OR LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOSSES RESULTING FROM THE INSTALLATION, OPERATION OR USE OF ANY OF THE EQUIPMENT OR ANY PRODUCTS MANUFACTURED THEREWITH OR THEREBY. FURTHER, NOTWITHSTANDING LESSOR'S ACCEPTANCE OF ANY SCHEDULE AND/OR MASTER LEASE LETTER AGREEMENT, LESSOR IS NOT RESPONSIBLE OR LIABLE FOR ANY SUCH DAMAGES OR LOSSES, RESTITUTION, SPECIFIC PERFORMANCE OR ANY OTHER REMEDY IN THE EVENT THAT FOR ANY REASON ANY SUPPLIER OF THE EQUIPMENT FAILS TO DELIVER THE SAME TO LESSOR OR LESSEE OR IN ANY OTHER MANNER OR RESPECT BREACHES OR FAILS TO PERFORM ITS CONTRACT WITH LESSOR.
     THE PARTIES AGREE THAT THIS LEASE IS A "FINANCE LEASE" AS DEFINED BY
SECTION 2A-103(g) OF THE UNIFORM COMMERCIAL CODE (UCC). LEASE ACKNOWLEDGES EITHER (a) THAT LESSEE HAS REVIEWED AND APPROVED ANY WRITTEN AND APPROVED ANY WRITTEN SUPPLY CONTRACT (AS DEFINED BY UCC SECTION 2A-103(y)) COVERING THE EQUIPMENT PURCHASED FROM THE "SUPPLIER" (AS DEFINED BY UCC SECTION 2A-103(x)) THEREOF FOR LEASE TO LESSEE OR (b) THAT LESSOR HAS INFORMED OR ADVISED
LESSEE, IN WRITING, EITHER PREVIOUSLY OR BY THIS LEASE OF THE FOLLOWING: (i) THE IDENTITY OF THE SUPPLIER; (ii) THAT THE LESSEE MAY HAVE RIGHTS UNDER THE SUPPLY CONTRACT; AND (iii) THAT THE LESSEE MAY CONTACT THE SUPPLIER FOR A DESCRIPTION OF ANY SUCH RIGHTS LESSEE MAY HAVE UNDER THE SUPPLY CONTRACT. LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE, OR EXPENSE OF ANY KIND OR NATURE CAUSED, DIRECTLY OR INDIRECTLY, BY ANY EQUIPMENT LEASED HEREUNDER OR THE USE OR MAINTENANCE THEREOF OR THE FAILURE OR OPERATION THEREOF, OR THE REPAIR, SERVICE OR ADJUSTMENT THEREOF, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY SUCH MAINTENANCE, REPAIRS, SERVICE OR ADJUSTMENT, OR
BY ANY INTERRUPTION OF SERVICE OR LOSSES OF USE THEREOF OR FOR ANY LOSS OF BUSINESS HOWSOEVER CAUSED, LESSOR SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES AS THAT TERM IS USED IN UCC SECTION 2-719(3). NO DEFECT OR UNFITNESS OF THE EQUIPMENT SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY ANY
INSTALLMENT OF RENT OR ANY OTHER OBLIGATION UNDER THIS LEASE. LESSOR SHALL HAVE NO OBLIGATION UNDER THIS LEASE IN RESPECT OF THE EQUIPMENT AND SHALL HAVE NO OBLIGATION TO INSTALL, ERECT, TEST, ADJUST OR SERVICE THE EQUIPMENT.
LESSOR AGREES, SO LONG AS THERE SHALL NOT HAVE OCCURRED OR BE CONTINUING ANY EVENT OF DEFAULT AS DEFINED IN THIS LEASE OR EVENT WHICH WITH LAPSE OF TIME OR NOTICE, OR BOTH, MIGHT BECOME AN EVENT OF DEFAULT HEREUNDER, THAT LESSOR WILL PERMIT LESSEE TO ENFORCE IN LESSEE'S OWN NAME AND AT LESSEE'S SOLE EXPENSE
ANY SUPPLIER'S OR MANUFACTURER'S WARRANTY OR AGREEMENT IN RESPECT OF THE EQUIPMENT TO THE EXTENT THAT SUCH WARRANTY OR AGREEMENT IS ASSIGNABLE, LESSEE ACKNOWLEDGES THAT LESSEE HAS REVIEWED AND APPROVED THE PURCHASE ORDER, SUPPLY CONTRACT OR PURCHASE AGREEMENT COVERING THE EQUIPMENT PURCHASED FROM THE SUPPLIER OR SUPPLIER THEREOF FOR LEASE TO LESSEE.
10. CLAIMS AGAINST SUPPLIER. IF ANY ITEMS EQUIPMENT ARE NOT PROPERLY INSTALLED, DO NOT OPERATE AS REPRESENTED OR WARRANTED BY SUPPLIER, OR ARE UNSATISFACTORY FOR ANY REASON, LESSEE SHALL MAKE ANY CLAIM ON ACCOUNT
THEREOF SOLELY AGAINST SUPPLIER AND SHALL, NEVERTHELESS, PAY LESSOR ALL RENT PAYABLE UNDER THIS LEASE AND EVERY SCHEDULE AND/OR MASTER LEASE LETTER AGREEMENT RELATED HERETO. LESSOR WILL INCLUDE, AS A CONDITION OF ANY PURCHASE ORDER DELIVERED TO ANY SUPPLIER, THAT SUPPLIER AGREE THAT ALL WARRANTIES, AGREEMENTS AND REPRESENTATIONS, IF ANY MADE BY SUPPLIER TO LESSEE OR LESSOR MAY BE ENFORCED BY LESSEE IN ITS OWN NAME. LESSOR HEREBY AGREES TO ASSIGN TO LESSEE, SOLELY FOR THE PURPOSE OF MAKING AND PROSECUTING ANY SAID CLAIM, ALL OF THE RIGHTS WHICH LESSOR HAS OR MAY HAVE AGAINST ANY SUPPLIER FOR BREACH
OF WARRANTY OR OTHER REPRESENTATION RESPECTING ANY EQUIPMENT, PROVIDED LESSEE IS NOT IN DEFAULT HEREUNDER.

Agreements relating to Equipment not so involved shall remain in full force and effect. Upon such payment, if all Equipment leased to Lessee pursuant to this Lease and all Schedule and/or Master Lease Letter Agreements related hereto are so involved, this Lease and each Schedule and/or Master Lease Letter Agreement related hereto will terminate. Further, upon such payment, Lessee and/or Lessee's insurer shall be entitled to Lessor's interest in such Equipment for salvage purposes, in their then condition and location, as is, WITHOUT WARRANTY, EXPRESSED OR IMPLIED. (c) If any or all of the Equipment are partially damaged or partially destroyed, the obligation of Lessee to pay rent therefor will not abate, this Lease and the applicable Schedule and/or Master Lease Letter Agreement will remain in effect, and Lessee, on demand and at its expense, will forthwith (i) cause said Equipment to be restored to good condition and repair, or (ii) replace said Equipment of the same make and of the same or later model, and in good condition and repair acceptable to Lessor.

20. INDEMNITY. Lessee assumes liability for, and hereby agrees unconditionally, absolutely, irrevocable and continuing to indemnify, protect, defend, save and keep harmless Lessor, its employees, officers, directors, successors and assigns, from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses, including legal expenses, of whatever kind and nature, imposed on, incurred by or asserted against Lessor, its agents, employees, officers, directors, successors and assigns, in any way relating to or arising out of the ownership, possession, use, selection, delivery, leasing, operation, maintenance, return or condition of the Equipment or any failure on the part of Lessee to perform or comply with any of the terms or conditions of this Lease or any Schedule and/or Master Lease Letter Agreement thereto. The assumptions of liability and indemnities contained in this paragraph will continue in full force and effect and survive the execution, acceptance, delivery, expiration and or termination of this Lease and any Schedule and/or Master Lease Letter Agreement hereto.

21. INSURANCE. (a) Lessee agrees, at its expense, to obtain and maintain insurance on the Equipment against loss or damage by fire, theft, explosion and all other hazards and risks ordinarily subject to extended coverage insurance and against such other hazards and risks as Lessor may request for the full insurable value thereof by policies in form and issued by insurance companies satisfactory to Lessor, (b) Lessee agrees, at its expense, for the protection of Lessor and Lessee, as their interests may appear, to obtain and maintain, with insurance companies satisfactory to Lessor, general public liability insurance, in amounts reasonably acceptable to Lessor, for personal injury or death or property damage arising out of the use, ownership, possession, operation, or condition of the Equipment. (c) If so requested by Lessor, a certified copy of such insurance policies, or certificates evidencing such insurance, in the aforesaid form and amounts, must be delivered to Lessor within ten days of Lessee's execution and delivery of this Lease to Lessor. Lessor's acceptance of policies not conforming hereto will not constitute a waiver by Lessor of any obligation of Lessee under this paragraph. (d) Each such insurer will agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to Lessor, that losses are payable to Lessor and that such insurer will give Lessor thirty days' prior written notice before the policy or policies will be altered, cancelled or terminated, and that no act or default of any person other than Lessor will effect Lessor's right to recover thereunder in case of loss. (e) Lessee hereby directs all insurers to pay all proceeds of the aforesaid policies to Lessor, and hereby irrevocably appoints Lessor its agent and attorney-in-fact for the purpose of making, settling and adjusting claims under said policies, endorsing the name of Lessee on any check, draft, instrument or other item of payment for the proceeds of said policies and for determining whether to replace the Equipment or take cash. (f) Except as hereinafter provided, proceeds of the aforesaid policies may be applied by Lessor, upon receipt, in any manner determined by Lessor, provided, however, that (i) in the event subparagraph 19(b) is relevant, the insurance proceeds will be applied by Lessor in reduction of Lessee's Obligations; and (ii) in the event subparagraph 19(c) is relevant, the insurance proceeds will be paid by Lessor to Lessee, provided that Lessee has, to Lessor's satisfaction, fulfilled obligations under this Lease and any Schedule and/or Master Lease Letter Agreement hereto. (g) Lessee acknowledges that the terms and provisions of this paragraph 21 shall be deemed "material" with respect to subparagraph 29(a) (iii) hereof.

22. TAXES. Lessee shall keep Equipment free and clear of all levies, liens, and encumbrances. Lessee shall in the manner directed by Lessor, (a) make and [illegible] declarations and returns in connection with all charges and taxes (local, state, and federal), which may now or hereafter be imposed upon or measured by the ownership, leasing, sale, purchase, possession, or use of Equipment, excluding however, all taxes on or measured lessor's net income, and (b) pay all such charges and taxes in the event that Lessor shall elect to make and file any or all declarations and returns in connection with such charges and taxes, to pay the same, then the Lessee shall reimburse the Lessor, upon demand of the Lessor, for any and all such charges and taxes applicable to the Equipment leased by Lessor to Lessee. Lessor's good faith acceptance of a tax exemption does not represent an assurance that the state will also accept the certificate as valid at the time of audit review. Lessee is responsible for any future audit adjustment if the certificate is not accepted. Lessee agrees to reimburse Lessor for the amount of audit adjustment and the aggregate of tax, interest, and penalty, if a certificate is subsequently denied.

23. RIGHT TO PERFORM COVENANTS. If Lessee shall fail to make any payment or perform any act required to be made or performed by Lessee hereunder, Lessor, without waiving or releasing any obligation on the part of Lessee or any Event of Default, may at any time thereafter make such payment or perform such act for the account and at the expense of Lessee. All sums so paid by Lessor and all expenses (including, without limitation, interest, overhead expenses, and reasonable attorneys' fees) so incurred, which will be deemed to be additional Rent and will become part of Lessee's Obligations, payable with Lessee's Obligations, payable by Lessee to Lessor on demand.

24. ASSIGNMENT BY LESSOR. Lessor may, without Lessee's consent, assign this Lease or any Schedule and/or Master Lease Letter Agreement or any interest herein or therein, including without limitation, grant a security interest in the Equipment. Lessor's assignee or secured creditor may reassign this Lease, any Schedule and/or Master Lease Letter Agreement and/or such security interest, without notice to Lessee. Each such assignee and/or secured party shall have all of the rights but none of the obligations of Lessor under this Lease or any Schedule and/or Master Lease Letter Agreement. Lessee shall recognize each such assignment and/or security interest and shall not assert against the assignee and/or secured party any defense, counterclaim, or set-off that Lessee may have against Lessor. Nothing contained herein shall be deemed to constitute a waiver of Lessee's right, remedies, defenses, counterclaims or set-offs against Lessor, and all such rights are hereby expressly reserved.

25. WITHOUT LESSOR'S PRIOR CONSENT, LESSEE SHALL NOT (A) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF THIS LEASE, AND/OR THE EQUIPMENT AND ANY SCHEDULE AND/OR MASTER LEASE LETTER AGREEMENT EXECUTED IN CONNECTION THEREWITH, SUBJECT THEREOF, OR ANY INTEREST THEREIN, OR (B) SUBLET OR LEND EQUIPMENT OR PERMIT IT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES.


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

26. NOTICES. Lessee will promptly notify Lessor in writing: (a) of the amount of any delinquent federal, state, county or municipal taxes assessed or charged that may subject the Equipment to the hazard of seizure or lien; (b) of any claim, demand, action or dispute known to Lessee relating to the Equipment or the interests of Lessor or Lessee therein; and (c) of any material accident or casualty in which the Equipment are directly or indirectly involved or of any claim or demand arising from such accident or casualty.

27. LESSEE'S WARRANTIES, REPRESENTATIONS AND COVENANTS. Lessee warrants, represents and covenants to Lessor that: (a) the Equipment will [illegible] at all times at Lessee's place of business specified above and, Lessee will not remove the Equipment from said location without Lessor's prior written consent and will promptly notify Lessor of any such change in location of the Equipment; (b) Lessee immediately will advise Lessor in writing of any such change in such location or in Lessee's place or places of business; (c) Lessee will not dispose of the Equipment, or permit the Equipment to become fixtures to real estate or accessions to other personal property; (d) Lessee will not permit the Equipment at any time to become subject to any lien, security interest, claim, charge or other encumbrance, except that which Lessor may require to protect Lessor's rights hereunder and under any Schedule and/or Master Lease Letter Agreement hereto; (e) Lessee will acquire, at its expense, all permits, licenses and certificates required by law with respect to the Equipment, their use, ownership or operation, and Lessee will use and operate the Equipment solely in Lessee's business; (f) Lessee is now and shall at all times hereafter be solvent and able generally to pay its debts as the same become due and Lessee now owns and shall at all times hereafter own property which, at a fair valuation, has a value greater than the amount required to pay its debts; and (g) Lessee now has and shall have at all times thereafter capital sufficient to carry on its business and transactions and all businesses and transactions in which it is about to engage.

28. EFFECT OF WAIVER. Lessor's failure at any time or times hereafter to require strict performance by Lessee of any of the provisions, warranties, covenants, terms and conditions contained in this lease, any Schedule and/or Master Lease Letter Agreement hereto or in any other agreement, instrument or document heretofore, now or hereafter executed by Lessee and delivered to Lessor will not waive or diminish any right of Lessor thereafter to demand strict compliance and performance therewith or with respect to any other provision, warranty, covenant, term or condition contained in such other agreements, instruments and documents. Any waiver of any Event of Default will not waive or affect any other Event of Default, whether prior or subsequent thereto. None of the terms, conditions or provisions of this Lease will be deemed to have been waived by any act or knowledge of Lessor, its agents or employees, but only by an agreement in writing signed by an officer of Lessor and delivered to Lessee.

29. DEFAULT; REMEDIES: (a) The occurrence of any one of the following events will constitute a default by Lessee hereunder ("Event of Default"): (i) failure to pay when due and payable any payment of rent (original or renewal) or any other of Lessee's Obligations; (ii) failure by Lessee to perform, keep and observe any term, provision, warranty, condition, covenant or representation hereunder that is required to be performed, kept or observed by Lessee (other than those contained in (i) above); (iii) if any any time or times hereafter any material warranty, representation, statement, report or certificate now or hereafter made or furnished to Lessor by or on behalf of Lessee is not true and correct; (iv) if any of the Equipment or all or a material part of Lessee's property is attached, seized, subjected to writ or distress warrant, or is levied upon, or comes within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not terminated or dismissed within twenty days thereafter; (v) the death of Lessee; (vi) the filing or commencement of any application, proceeding or case by Lessee for Lessee's dissolution or liquidation, the attempt by Lessee to make an assignment for the benefit of Lessee's creditors, or the filing by Lessee of any case under the Bankruptcy Reform
Act of 1978, or any similar law, whether state or federal, for liquidation or rehabilitation of Lessee or of any case for the appointment of a receiver, trustee or custodian for all or a material part of the property of Lessee;
(vii) the filing against Lessee of any application, proceeding or case for Lessee's dissolution or liquidation, or of any case against Lessee under the Bankruptcy Reform Act of 1978 or any similar law, whether state or federal, or of any case against Lessee for the appointment of a receiver, trustee or custodian for all or a material part of the property of Lessee, and any such application, proceeding or case is not dismissed or stayed within thirty days after the filing thereof; (viii) the filing of a notice of tax lien or the existence of any other lien, claim or encumbrance with respect to any of the Equipment or all [illegible] material part of Lessee's property; (ix) if Lessee is enjoined, restrained or in any way prevented by court order or otherwise from conducting all or a material part of its business affairs in the ordinary course of such injunction or restraint is not dismissed or stayed within thirty days after the entry or filing thereof; (x) the occurrence of a default or Event of Default under any agreement, by and between Lessee and Lessor, instrument or document heretofore, now or at any time or times hereafter executed and delivered by Lessee to Lessor or any affiliate thereof; (xi) if Lessee is in default in the payment of any indebtedness to any third party and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same; (xii) if Lessee fails to notify Lessor in writing and does not secure prior written approval from Lessor of any of the following changes regarding Lessee; legal name, entity type or structure, chief place of business or executive offices, or opening of an additional location or locations to conduct business and/or to store Lessor's Equipment; or (xiii) through Lessee's actions, Lessor's interest in its Equipment is jeopardized or in any way becomes junior to any creditor. (b) Upon an Event of Default, Lessor may, at its election and without notice or demand, exercise any one or more of the following remedies in order to protect the interest and reasonably expected profits and bargains of Lessor;
(a) upon notice to Lessee terminate this Lease and all Lease Schedules executed pursuant thereto;
(b) upon the occurrence of any Event of Default or anytime thereafter, or if Lessor decides, in its sole discretion, not to take possession of the Equipment, Lessor continues to be the owner of the Equipment and may, but is not obligated to, dispose of the Equipment by sale or otherwise, all of which determinations may be made by Lessor in its absolute discretion and for its own account;
(c) declare immediately due and payable all sums due and to become due hereunder for the full term of the Lease (including any renewal or purchase options which Lessee has contracted to pay);
(d) with or without terminating this Lease, recover from Lessee damages, not as a penalty, but herein liquidated for all purposes and in an amount equal to the sum of: (i) any accrued and unpaid rent as of the date of entry of judgment in favor of Lessor plus late charges and all other sums that may accrue hereunder; (ii) the present value of all future rentals reserved in the Lease and contracted to be paid over the unexpired term of the Lease discounted at a rate equal to the discount rate of the Federal Reserve Bank of Philadelphia as of the date of entry of judgment in favor of Lessor plus one percent (1%), (iii) all commercially reasonable costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, release, or other disposition of the Equipment including reasonable attorneys' fees and costs incurred in connection therewith or otherwise resulting from Lessee's default (inclusive of attorneys' fees, fees of collection agencies, and other costs incurred in the collection of the balance due); (iv) estimated


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


     residual value of the Equipment as of the expiration of this Lease or any renewal thereof (if such lease has been renewed), and (v) any indemnity, if then determinable. For purposes hereof, in the event that Lessee shall pay all sums due to Lessor under sections (i) through (v) of this paragraph prior to the date of entry of judgment, the date of payment shall be deemed to be the data of entry of judgment for purposes of this paragraph;

(e) in its sole discretion, re-lease or sell any or all of the Equipment at a public or private sale on such terms and with or without notice, as Lessor shall deem reasonable, at Lessor's place of business and recover from Lessee damages, not as a penalty, but herein liquidated for all purposes and in an amount equal to the sum of; (i) any accrued and unpaid rent as of the later of (A) the date of default or (B) the date that Lessor has obtained possession of the Equipment or such other date as Lessee has made an effective tendor of possession of the Equipment back to Lessor ("Default Date"), plus rent (at the rate provided for in this Lease and any Lease Schedule) for the additional period (but in no event longer than four (4) months that it takes Lessor to resell or remarket all of the Equipment, plus late charges and all other sums that may accrue hereunder; (ii) the present value of all future rentals reserved in the Lease and contracted to be paid over the unexpired term of the Lease discounted at a rate equal to the discount rate of the Federal Reserve Bank of Philadelphia as of the Default Date plus one percent (1%); (iii) all commercially reasonable costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment including reasonable attorneys' fees and costs incurred in connection with or otherwise resulting from the Lessee's default; (iv) estimated residual value of the Equipment as of the expiration of this Lease or any renewal thereof (if such Lease has been renewed), and (v) any indemnity, if then determinable; LESS the amount received by Lessor upon such public or private sale or re-lease of such items of Equipment, if any;

(f) if (i) Lessor elects not to sell, re-lease or otherwise dispose of all or part of the Equipment or (ii) does so by a re-lease which is not made in a manner substantially similar to the Lease or any applicable Lease Schedule or (iii) the measure of damages under subparagraphs (c) and (d) above are not allowable under any applicable law, Lessor may recover the market value, if any, as of the Default Date of the rent reasonably estimated by Lessor to be obtainable for the Equipment during the remaining Lease term or any renewal thereof then in effect, plus any accrued and unpaid rent as of the Default Date;

(g) exercise any other right or remedy which may be available to it under the Uniform Commercial Code or any other applicable law;

(h) a termination hereunder shall occur only upon notice by Lessor and only as to such items of Equipment as Lessor specifically elects to terminate and this Lease shall continue in full force and effect as to the remaining items, if any;

(i) If this Lease is deemed at any time to be one intended as security, Lessee agrees that the Equipment shall secure, in addition to the indebtedness set forth herein, indebtedness at any time owing by Lessee to Lessor. No remedy referred to in this Paragraph is intended to be exclusive, but shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessee or a waiver of any of Lessor's rights.

(j) Lessor shall the right to apply Lessee's security deposit to reduce the amount of lessee's obligations and proceed against Lessee for any remaining sums owed.

30. COSTS, EXPENSES AND ATTORNEYS' FEES. If at any time or times after an Event of Default Lessor employs counsel for advice with respect to this Lease or any Schedule and/or Master Lease Letter Agreement hereto, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding relating to this Lessee, any Schedule and/or Master Lease Letter Agreement or any Equipment, or to represent Lessor in any pending or threatened litigation with respect to the affairs of Lessee, or to enforce any rights of Lessor hereunder or under any Schedule and/or Master Lease Letter Agreement, or the payment of Lessee's Obligations, then, in any of such events, all of Lessor's reasonable attorney's fees arising therefrom, and any posts and expenses relating thereto, will become part of Lessee's Obligations due hereunder, payable by Lessee to Lessor on demand. Lessee otherwise agrees to pay all other costs and expenses, including fees of collection agencies and other expenses incurred in enforcing the terms and conditions thereof, such as telephone and telegraph expenses, including phone calls by initiated by Lessor as a result of Lessee's delinquency in rental payments.

31. GRANT OF SECURITY. As security of Lessee's Obligations, Lessee agrees that all leases or leasehold interests, security interests, liens and encumbrances heretofore, now and at any time or times hereafter granted or executed by Lessee to Lessor shall secure Lessee's Obligations under this Lease.

32. LESSEE'S WAIVERS. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a Lessee by Sections 2A-508 through 2A-522 of the UCC, including but not limited to Lessee's rights to; (i) cancel this Lease; (ii) repudiate this Lease; (iii) reject the Equipment; (iv) revoke acceptance of the Equipment; (v) recover damages from Lessor for any breaches of warranty or for any other reason;
(vi) a security interest in the Equipment in Lessee's possession or control for any reason; (vii) deduct all or any part of any claimed damages resulting from Lessor's default, if any, under this Lease; (viii) accept partial delivery of the Equipment; (ix) "cover" by making any purchase or lease of or contract to purchase or lease Equipment in substitution for those items due from Lessor; (x) recover any general, special, incidental, or consequential damages, for any reason whatsoever, and (xi) specific performance, replevin, datinue, sequestration, claim, and delivery of the like for any Equipment indemnified to this Lease. To the extent permitted by applicable law, Lessee also hereby, waive any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lese or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Paragraph 29 or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 29. Any action by Lessee against Lessor for any default by Lessor under this Lease, including breach of warranty or indemnity, shall be commenced within one (1) year after any such cause of action accrues.



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

33. APPLICABLE LAW; CONSENT TO JURISDICTION. (a) THIS LEASE, ALL SCHEDULE AND/OR MASTER LEASE LETTER AGREEMENTS AND ALL AGREEMENTS, INSTRUMENTS AND DOCUMENTS EXECUTED AND DELIVERED PURSUANT HERETO ARE SUBMITTED TO LESSOR AT LESSOR'S PRINCIPAL PLACE OF BUSINESS STATED AFORESAID FOR LESSOR'S ACCEPTANCE OR REJECTION AND SHALL BE DEEMED TO HAVE BEEN MADE THEREAT. THIS LEASE, ALL SCHEDULE AND/OR MASTER LEASE LETTER AGREEMENTS AND ALL RELATED AGREEMENTS, INSTRUMENTS AND DOCUMENTS SHALL BE GOVERNED AND CONTROLLED AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT AND IN ALL RESPECTS BY THE LAWS, [STATUTES] AND DECISIONS OF THE COMMONWEALTH OF PENNSYLVANIA, (b) LESSEE, IN ORDER TO INDUCE LESSOR TO ACCEPT THIS LEASE AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THE LEASE, ANY SCHEDULE AND/OR MASTER LEASE LETTER AGREEMENT OR ANY RELATED AGREEMENT, INSTRUMENT OR DOCUMENT SHALL BE LITIGATED, AT LESSOR'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING SITUS WITHIN THE COMMONWEALTH OF PENNSYLVANIA, LESSEE HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THE COMMONWEALTH OF PENNSYLVANIA. LESSEE HEREBY WAIVES ANY RIGHT LESSEE MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST LESSEE BY LESSOR, OR ANY ASSIGNEE OF LESSOR IN ACCORDANCE WITH THIS PARAGRAPH.

34. FINANCIAL STATEMENTS. Lessee shall provide Lessor with such corporate resolutions, opinions of counsel, annual and interim financial statements, UCC-1 Financing Statements, and other documents as Lessor shall require from time to time.

35. MISCELLANEOUS. (a) If any provision of this Lease or any Schedule and/or Master Lease Letter Agreement hereto or the application thereof to any party or circumstances is held invalid or unenforceable, the remainder of this Lease and any applicable Schedule and/or Master Lease Letter Agreement and the application of such provision to other parties or circumstances will not be affected thereby, and to this and the provisions of this Lease and all Schedule and/or Master Lease Letter Agreements are declared severable. (b) Titles to the paragraphs in this Lease are solely for the convenience of this Lease and are not in aid of interpretation in this Lease. (c) Time is of the essence of this Lease, and all Schedule and/or Master Lease Letter Agreements hereto, in each and all of their provisions. (d) This Lease, together with the applicable Schedule and/or Master Lease Letter Agreement, contains the full, final and exclusive statement of the agreement between Lessor and Lessee relating to the lease of the Equipment and may not be amended, altered or changed except by a writing signed by both Lessor and Lessee. (e) Lessee will obtain and immediately deliver, or cause to be delivered to Lessor, waivers of any rights in and to the Equipment from all owners and mortgages of the real estate upon which the Equipment are or are to be located. (f) The signature of any officer of Lessee, if Lessee is a corporation, or of any partner or managing agent, if Lessee is a partnership, on this Lease, any Schedule and/or Master Lease Letter Agreement or on any of the statements, reports, waivers, agreements, instruments or documents now or from time to time hereafter executed in the name of Lessee and delivered to Lessor will be binding upon Lessee, (g) Lessee represents and warrants to Lessor has the power and is duly authorized to enter into this Lease and to execute and deliver the same to Lessor. (h) For purposes of determining the amount of Lessee's obligations, the receipt of any check or any other item of payment on account thereof will not be considered a payment on account thereof until such check or other item of payment is honored when presented for payment. Lessee irrevocably waives the right to direct application of any and all payments at any time or times hereafter which may be received by Lessor by or for the benefit of Lessee, and Lessee irrevocably agrees that Lessor will have the continuing exclusive right to apply and reapply any and all such payments received by Lessor at any time or times hereafter in such manner as Lessor may deem advisable, notwithstanding any entry by Lessor on any of its books and records. (i) This Lease and all Schedule and/or Master Lease Letter Agreements and all agreements, instruments and documents executed and delivered pursuant hereto or to consummate the transactions contemplated hereunder, will be binding upon and inure to the benefit of their heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto. (j) Whenever Lessor or Lessee (or [illegible] claiming by, through or under them) desires, or for the enforcement of any of the rights hereunder, is required, to give notice to or make demand [illegible] the other party (or anyone claiming by, through or under it), it will be sufficient service of such notice or demand to serve said notice or demand in person or to place a copy thereof in an envelope addressed to said party as its address referred to above, or such other address as each party may designate in writing to the other, and deposit the same in the United States mail, postage prepaid, by registered or certified mail. (k) All representations and warranties of Lessee and all terms, provisions, conditions agreements to be performed by Lessee contained herein will be true and satisfied at the time of Lessee's execution of this Lease and any Schedule and/or Master Lease Letter Agreement hereto and will survive the same and will be and remain true and satisfied for the Original Term and any Renewal Term hereunder and under any Schedule and/or Master Lease Letter Agreement hereto. (l) If there is more than one signer (exclusive of Lessor) of this Lease, whether as Lessee or a co-signer, their obligations will be joint and several and the term "Lessee" will include each such party, jointly and severally.

   Lessee hereby authorizes AEL Leasing Co., Inc. to sign and execute on its behalf, any and all necessary UCC forms regarding the interest of AEL Leasing Co., Inc. in its equipment.

   IN WITNESS WHEREOF, this Lease has been executed and delivered by Lessee to Lessor as of the date and year set forth above.


                                      UNIVERSITY OF FLORIDA TISSUE BANK, INC.
                                      -----------------------------------------
                                      Name of Lessee


Attest:
(Corporate Seal)

By _________________________          By /s/ Jamie M. Grooms        President
                     Title               -------------------------------------
                                                                     Title

                                      Telephone  (904) 462-3097
                                                ------------------------------

Accepted at Reading, PA this _____________ day of __________________, 19____.

                                      American Equipment Leasing
                                      a division of AEL Leasing Co., Inc.

                                      By _____________________________________
                                                                     Title

                                 ADDENDUM "A"

     WHEREAS, UNIVERSITY OF FLORIDA TISSUE BANK, INC. ("Lessee") and American Equipment Leasing, a division of AEL Leasing Co., Inc. ("American") have entered into a Master Lease dated AUGUST 8, 1996 ("Lease") for certain equipment described therein ("Equipment") which at Lessee's request American shall purchase from vendor(s) ("Vendor(s)") expressly for the purpose of leasing said Equipment to Lessee; and

     WHEREAS, at Lessee's request, American shall advance payments to Vendor(s) for said Equipment prior to delivery and acceptance in accordance herewith; and

     WHEREAS, Lessee has agreed to reimburse American for said sums advanced to Vendor(s) for the purchase of said Equipment in the event of cancellation hereof and, in addition, to pay certain sums to American prior to final acceptance of the Equipment, in accordance with the terms hereof.

     1. Lessee hereby requests American to advance payment to Vendor(s) as the purchase price or partial payment thereof, in accordance with the written request of Lessee.

     2. Lessee agrees to indemnify and hold harmless American, its successors and assigns, from and against any and all actions, claims and demands of any nature whatsoever, now and in the future, arising out of the performance of the addendum A, and/or for all losses or expenses incurred as a result of American's making said advances (including court costs and reasonable attorney's fees incurred in the enforcement of this Addendum A by American), and/or for any claims made by Vendor, in against American for remaining sums due under a purchase order issued to Vendor, in the event of termination and/or cancellation of the purchase order by American or Lease by Lessee or for any damages resulting from the failure of Vendor to properly complete the installation of Equipment.

     3. It is expressly agreed that any funds advanced by American to Vendor pursuant to Paragraph 1 are advanced at the sole request of the Lessee.

     4. Lessee further agrees to immediately reimburse American for any advances to Vendor(s) by American, in the event Lessee, Lessor or Vendor, for any reason whatsoever, attempts to cancel the installation of the Equipment, prior to final acceptance of the Equipment by Lessee.

     5.  Lessee hereby waives paragraph 12b of this Lease.

     6. In the event that Lessee does not fully and finally accept the Equipment subject of the Lease within 120 days after the date of the Addendum A; American shall be entitled to retain all payments received and, Lessee agrees to immediately reimburse American for all advances made pursuant to Paragraph 1 hereof and further agrees to indemnify American pursuant to the terms and conditions of Paragraph 2 hereof. Upon receipt by American of all sums due for such reimbursement and other sums due, the Lease shall thereafter be otherwise deemed canceled, and all rights and interest in the Equipment shall be assigned to Lessee by American.

     7. Default. In the event that Lessee shall default in any terms under the Lease or under this Addendum A, American shall have no further obligation to advance any sums to Vendor, and Lessee shall immediately reimburse American for all advances to that date made pursuant to paragraph 1 hereof, plus interest at the rate of 1 1/2 percent per month or the maximum allowed by law, whichever is the lesser; plus any other sums due in accordance herewith.

AMERICAN EQUIPMENT LEASING             UNIVERSITY OF FLORIDA TISSUE BANK INC.
(a division of AEL Leasing Co., Inc.)  --------------------------------------


By:                                     By:   /s/ Jamie M. Grooms
   --------------------------------         ------------------------------
Title:                                  Title:   President
   --------------------------------             --------------------------
                                        Dated:   August 8, 1996
                                                --------------------------